UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 8, 2026

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA 18951-9005

(Address of principal executive offices, including zip code)

(215) 538-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 8, 2026, QNB Corp. (the "Company”) issued a press release announcing the execution of a strategic repositioning of a portion of its securities available-for-sale portfolio (the “Portfolio Repositioning”) which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In the Portfolio Repositioning, the Company sold securities available-for-sale with a total amortized cost of $254.4 million and a weighted average yield of 1.59%. Net proceeds are being used to purchase high-yielding, low risk available-for-sale securities and to fund loan growth, with a blended, expected weighted average yield of 5.45%. The Company estimates the Portfolio Repositioning will result in a net pre-tax loss on the sale of securities of $26.2 million, which will be included in the Company’s financial results for the third quarter of 2026. The Company expects the pre-tax loss on the Portfolio Repositioning will be recovered over in under four years.

Caution regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and include, among others, statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations, and future financial condition, results of operations and performance of the Company, and may be identified by the use of words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan”, “target,” “projects” or similar expressions. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve known and unknown risks and uncertainties, many of which are outside of the Company’s control, and actual results may differ materially from those presented, either expressed or implied, in this Form 8-K. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and advises readers that various factors could affect the Company’s financial performance and cause results or circumstances for future periods to differ materially from those anticipated or projected. Important factors that could cause actual results to differ materially from those in forward-looking statements include those set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q under the headings “Forward Looking Statements” and “Item 1A. Risk Factors.” Except as required by law, the Company does not undertake, and specifically disclaims any obligation to revise or update any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of QNB Corp. announcing the completion of strategic portfolio restructuring dated September 8, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

D

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer

Dated: September 8, 2026